EXHIBIT 99.2














                               SECOND QUARTER 2005

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                    Supplemental Operating and Financial Data
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                            [GRAPHIC IMAGE OMITTED]


















                       Summit Roosevelt - Washington D.C.
                              198 Apartment Homes




                             Camden Property Trust
                        Three Greenway Plaza, Suite 1300
                              Houston, Texas 77046
                      Phone: 713-354-2500 Fax: 713-354-2700
                              www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operat

     CAMDEN                                                   TABLE OF CONTENTS


     ---------------------------------------------------------------------------

                                                                           Page
     Press Release Text                                                       3
     Financial Highlights                                                     6
     Operating Results                                                        7
     Funds from Operations                                                    8
     Balance Sheets                                                           9
     Portfolio Statistics                                                    10
     Components of Property Net Operating Income                             11
     "Same Property" Second Quarter Comparisons                              12
     "Same Property" Sequential Quarter Comparisons                          13
     "Same Property" Year to Date Comparisons                                14
     Joint Venture Operations                                                15
     Development Pipeline                                                    16
     Pre - Development Pipeline                                              17
     Mezzanine Financing Summary                                             18
     Acquisitions & Dispositions                                             19
     Debt Analysis                                                           20
     Debt Covenant Analysis                                                  21
     Capitalized Expenditures & Maintenance Expense                          22
     Non-GAAP Financial Measures - Definitions & Reconciliations             23
     Other Data                                                              25
     Community Table                                                         26

     Camden Property Trust Announces Second Quarter 2005 Operating Results


    HOUSTON--(BUSINESS WIRE)--Aug. 1, 2005--Camden Property Trust (NYSE:CPT) announced that its net income ("EPS") for the second quarter of 2005 was $21.9 million or $0.39 per diluted share compared to $7.7 million or $0.18 per diluted share for the same period in 2004. For the six months ended June 30, 2005, EPS totaled $188.5 million or $3.53 per diluted share compared to $17.0 million or $0.40 per diluted share for the same period in 2004. EPS for the three months ended June 30, 2005 included a $0.39 per diluted share impact from gain on sale of discontinued operations. EPS for the six months ended June 30, 2005 included a $3.12 per diluted share impact from gain on sale of properties and discontinued operations, $0.45 per diluted share income from the sale of technology investments, and a $0.26 per diluted share charge for transaction compensation and merger expenses.

    Funds From Operations ("FFO")

    FFO for the second quarter of 2005 totaled $0.80 per diluted share or $47.0 million, as compared to $0.79 per diluted share or $35.1 million reported for the same period in 2004. FFO for the six months ended June 30, 2005 totaled $1.88 per diluted share or $101.4 million, as compared to $1.63 per diluted share or $71.9 million reported for the same period in 2004. FFO for the six months ended June 30, 2005 included a $0.45 per diluted share impact from the sale of technology investments, and a $0.26 per diluted share charge for transaction compensation and merger expenses. FFO for the six months ended June 30, 2004 included income of $0.04 per diluted share related to an insurance settlement for lost rents related to a fire in one of Camden's communities in 2000, and $0.02 per diluted share associated with the sale of technology investments. A reconciliation of net income to FFO is included in the financial tables accompanying this press release.

    Same-Property Results

    For the 50,970 apartment homes included in consolidated same-property results, second quarter 2005 same-property net operating income ("NOI") growth was 3.9% compared to the second quarter of 2004, with revenues increasing 3.5% and operating expenses increasing 2.8%. On a sequential basis, second quarter 2005 same-property NOI increased 3.3% compared to first quarter 2005, with revenues increasing 2.5% and expenses increasing 1.3% compared to the prior quarter. On a year-to-date basis, 2005 same-property NOI increased 1.9%, with revenue growth of 2.3% and expense growth of 2.8% compared to the same period in 2004. Same-property physical occupancy levels for the combined portfolio averaged 95.2% during the second quarter of 2005, compared to 94.0% in the second quarter of 2004 and 93.8% in the first quarter of 2005.

    For the 39,887 apartment homes included in Camden's same-property results, second quarter 2005 revenues increased 3.0% while operating expenses increased 0.6%, producing a 4.7% increase in same-property net operating income ("NOI") compared to the second quarter of 2004. On a sequential basis, second quarter 2005 same-property NOI increased 3.3% compared to first quarter 2005, with revenues increasing 2.1% and expenses increasing 0.4% compared to the prior quarter. On a year-to-date basis, 2005 same-property NOI increased 1.6%, with revenue growth of 1.7% and expense growth of 1.9% compared to the same period in 2004.
    For the 11,083 same-property apartment homes acquired from Summit, second quarter 2005 revenues increased 4.7% while operating expenses increased 10.5%, producing a 2.0% increase in same-property net operating income ("NOI") compared to the second quarter of 2004. On a sequential basis, second quarter 2005 same-property NOI increased by 3.1% compared to first quarter 2005, with revenues increasing 3.5% and expenses increasing 4.3% compared to the prior quarter. On a year-to-date basis, 2005 same-property NOI increased 2.8%, with revenue growth of 3.7% and expense growth of 5.5% compared to the same period in 2004.
    A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

    Development Activity

    During the quarter, Camden continued construction on ten apartment communities (including one joint venture community), four of which were originally Summit developments. Of those projects, three are currently in lease-up: Camden Lago Vista in Orlando, FL, Camden Westwind in Ashburn, VA (joint venture), and Camden Farmers Market II in Dallas, TX. The projects are currently 80%, 28% and 12% leased, respectively. The remaining eight communities under construction are expected to begin lease-ups in late 2005 or during 2006.
    Camden also announced one new development start during the quarter: Camden Royal Oaks, an age-restricted project in Houston, TX, with 236 apartment homes. Initial occupancy for Camden Royal Oaks is expected to occur in the first quarter of 2006, with stabilization projected in mid-2007.

    Disposition Activity

    During the quarter, the Company disposed of Camden Ybor City, a 454-home apartment community in Tampa, FL for $61.5 million.
Subsequent to quarter-end, Camden sold Summit Lenox, a 431-home apartment community in Atlanta, GA for $30.2 million.

    Earnings Guidance

    Camden updated 2005 earnings guidance, narrowing the expected range by $0.05 per diluted share on both the high and low ends of the range, and incorporating a one-time charge of $0.04 per diluted share relating to the refinancing of joint venture debt anticipated during the third quarter of 2005. The Company now expects 2005 FFO of $3.40 to $3.50 per diluted share, and third quarter 2005 FFO of $0.74 to $0.78 per diluted share. EPS is expected to be between ($0.04) and ($0.08) per diluted share for the third quarter of 2005, and between $3.24 and $3.34 for full-year 2005, including the anticipated charge relating to refinancing of joint venture debt, and excluding any future gains from potential property or land sales. Camden updates its earnings guidance to the market on a quarterly basis. A reconciliation of expected net income to expected FFO is included in the financial tables accompanying this press release.

    Conference Call

    The Company will hold a conference call on Tuesday, August 2, 2005 at 1:00 p.m. Central Time to review its second quarter results and discuss its outlook for future performance. To participate in the call, please dial 866-761-0748 (domestic) or 617-614-2706
(international) by 12:50 p.m. Central Time and request the Camden Property Trust Second Quarter Earnings Call, Conference Passcode #23073400, or join the live webcast of the conference call by accessing the Investor Relations section of the Company's website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company's website or by calling Camden's Investor Relations Department at 800-922-6336.

    Forward-Looking Statements

    In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

    About Camden

    Camden Property Trust is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 190 properties containing 65,561 apartment homes across the United States. Upon completion of eleven properties under development, the Company's portfolio will increase to 69,422 apartment homes in 201 properties.
    For additional information, please contact Camden's Investor Relations Department at 800-922-6336 or 713-354-2787 or access our website at http://www.camdenliving.com.

                                                                                        CAMDEN FINANCIAL HIGHLIGHTS
                                                 (In thousands, except per share, property data amounts and ratios)

    ---------------------------------------------------------------------------------------------------------------

        (Unaudited)
                                                    Three Months Ended June 30,         Six Months Ended June 30,
                                                    ----------------------------    -------------------------------
                                                          2005            2004             2005 (a)          (2004)
                                                    ----------------------------    -------------------------------
    Total property revenues                           $139,507        $101,736            $256,648        $203,633

    EBITDA                                              77,207          57,720             158,347         119,004

    Net income                                          21,852           7,654             188,516          17,042
          Per share - basic                               0.41            0.19                3.78            0.42
          Per share - diluted                             0.39            0.18                3.53            0.40

    Income from continuing operations                     (272)          6,874             151,122          16,660
           per share - basic                                 -            0.17                3.03            0.41
           per share - diluted                           (0.01)           0.16                2.84            0.39

    Funds from operations                               47,011          35,074             101,449          71,860
           Per share - diluted                            0.80           $0.79                1.88            1.63

    Dividends per share                                   0.64            0.64                1.27            1.27
    Dividend payout ratio                                 80.0%           81.0%               67.6%           77.9%

    Interest expensed                                   28,584          19,261              52,085          40,396
    Interest capitalized                                 4,508           2,070               7,642           4,672
                                                         -----           -----               -----           -----
        Total interest incurred                         33,092          21,331              59,727          45,068

    Principal amortization                               2,916           1,199               4,455           2,375
    Preferred dividends & distributions                  1,750           2,843               3,528           5,686

    Interest expense coverage ratio                        2.7 x           3.0 x               3.0 x           2.9 x
    Total interest coverage ratio                          2.3 x           2.7 x               2.7 x           2.6 x
    Fixed charge expense coverage ratio                    2.3 x           2.5 x               2.6 x           2.5 x
    Total fixed charge coverage ratio                      2.0 x           2.3 x               2.3 x           2.2 x

    Same property NOI increase/(decrease) (b)              3.9%                                1.9%
      (# of apartment homes included)                   50,970                              50,970

    Gross turnover of apartment homes
      (annualized)                                          71%                                 62%
    Net turnover (excludes on-site transfers
       and transfers to other Camden communities)           65%                                 56%


                                                                                            As of June 30,
                                                                                    -------------------------------
                                                                                              2005            2004
                                                                                    -------------------------------
    Total assets                                                                        $4,440,828      $2,644,446
    Total debt                                                                          $2,532,664      $1,561,639
    Common and common equivalent shares,
       outstanding end of period (c)                                                        58,586          44,424
    Share price, end of period                                                              $53.75          $45.80
    Preferred units, end of period                                                         $97,925        $149,815
    Book equity value, end of period (d)                                                $1,646,928        $954,568
    Market equity value, end of period (d)                                              $3,248,998      $2,187,619

    Debt to total market capitalization ratio                                                 43.8%           41.7%

    Unencumbered real estate assets (at cost)
       to unsecured debt ratio                                                                 201%            201%



(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2004, excluding properties held for sale. Results are profoma for both Camden and Summit as if the merger occurred on January 1, 2004.

(c) Includes at June 30, 2005: 54,494 common shares (including 508 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (4,092)

(d) Includes: common shares, preferred and common units, and common share equivalents



Note: Please refer to pages 23 and 24 for definitions and reconciliations of all non-GAAP financial measures presented in this document.




    CAMDEN                                                                                                   OPERATING RESULTS
                                                                    (In thousands, except per share and property data amounts)

    -------------------------------------------------------------------------------------------------------------------------
    (Unaudited)                                                           Three Months Ended                Six Months Ended
                                                                               June 30,                        June 30,
                                                                         ----------------------           ---------------------
    OPERATING DATA                                                          2005        2004               2005 (a)    (2004)
                                                                         ----------------------           ---------------------
    Property Revenues
    Rental revenues                                                        $127,986    $93,227             $235,303   $186,881
    Other property revenues                                                  11,521      8,509               21,345     16,752
                                                                         ----------------------           ---------------------
       Total property revenues                                              139,507    101,736              256,648    203,633

    Property Expenses
    Property operating and maintenance                                       38,235     30,564               72,409     60,017
    Real estate taxes                                                        15,780     11,496               28,957     22,678
                                                                         ----------------------           ---------------------
       Total property expenses                                               54,015     42,060              101,366     82,695

    Non-property income
    Fee and asset management                                                  1,834      2,496                9,140      4,677
    Sale of technology investments                                                -          -               24,199        863
    Interest and other income                                                 1,265      1,801                4,488      5,219
                                                                         ----------------------           ---------------------
       Total non-property income                                              3,099      4,297               37,827     10,759

    Other expenses
    Property management                                                       3,922      2,742                7,142      5,611
    Fee and asset management                                                  1,043      1,006                2,991      1,995
    General and administrative                                                6,558      4,140               11,834      8,326
    Transaction compensation and merger expenses                                261          -               14,085          -
    Interest                                                                 28,584     19,261               52,085     40,396
    Amortization of deferred financing costs                                    796        719                2,017      1,483
    Amortization of acquired in place leases                                  9,497          -               12,663          -
    Depreciation and amortization                                            36,116     25,727               66,034     51,520
                                                                         ----------------------           ---------------------
       Total other expenses                                                  86,777     53,595              168,851    109,331
                                                                         ----------------------           ---------------------
    Income from continuing operations before gain on sale of properties,      1,814     10,378               24,258     22,366
        equity in income of joint ventures and minority interests
    Gain on sale of properties, including land                                    -          -              132,128      1,255
    Equity in income of joint ventures                                          245         67                  355        166
    Income allocated to minority interests
    Distributions on perpetual preferred units                               (1,750)    (2,843)              (3,528)    (5,686)
    Original issuance costs on redeemed perpetual preferred units                 -          -                 (365)         -
    Income allocated to common units and other minority interests              (581)      (728)              (1,726)    (1,441)
                                                                         ----------------------           ---------------------
    Income (loss) from continuing operations                                   (272)     6,874              151,122     16,660
    Income from discontinued operations                                         400        821                1,290      1,609
    Income from discontinued operations allocated to common units                 -        (41)                   -        (84)
    Impairment loss on land held for sale                                         -          -                    -     (1,143)
    Gain on sale of discontinued operations                                  21,724          -               36,104          -
                                                                         ----------------------           ---------------------
    Net income                                                             $ 21,852    $ 7,654             $188,516   $  17,042
                                                                         ======================           =====================
    PER SHARE DATA
      Net income - basic                                                      $0.41      $0.19                $3.78      $0.42
      Net income - diluted                                                     0.39       0.18                 3.53       0.40
      Income (loss) from continuing operations - basic                         0.00       0.17                 3.03       0.41
      Income (loss) from continuing operations - diluted                      (0.01)      0.16                 2.84       0.39

    Weighted average number of common and
      common equivalent shares outstanding:
         Basic                                                               53,873     40,291               49,909     40,161
         Diluted                                                             55,538     42,419               53,916     42,283

    PROPERTY DATA
      Total operating properties (end of period) (b)                            191        145                  191        145
      Total operating apartment homes in operating
         properties (end of period) (b)                                      65,992     51,882               65,992     51,882
      Total operating apartment homes (weighted average)                     56,296     47,013               53,476     46,962
      Total operating apartment homes - excluding
         discontinued operations (weighted average)                          55,800     45,575               52,867     45,524


(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b)  Includes joint ventures and properties held for sale.

Note: Please refer to pages 23 and 24 for definitions and reconciliations of all non-GAAP financial measures presented in this document.





   CAMDEN                                                                                                  FUNDS FROM OPERATIONS
                                                                      (In thousands, except per share and property data amounts)

   -----------------------------------------------------------------------------------------------------------------------------


   (Unaudited)                                                      Three Months Ended                  Six Months Ended
                                                                         June 30,                         June 30,
                                                                   -------------------------     -------------------------------
    FUNDS FROM OPERATIONS                                            2005          2004             2005 (a)         (2004)
                                                                   -------------------------     -------------------------------
     Net income                                                       $21,852        $7,654           $188,516          $17,042
     Real estate depreciation and amortization
        from continuing operations                                     45,005        25,312             77,463           50,616
     Real estate depreciation from discontinued operations                  -           814                  -            1,630
     Adjustments for unconsolidated joint ventures                      1,297           525              1,965            1,047
     Income from continuing operations allocated to common units          581           728              1,726            1,441
     Income from discontinued operations allocated to common units          -            41                  -               84
     (Gain) on sale of operating properties                                 -             -           (132,117)               -
     (Gain) on sale of discontinued operations                        (21,724)            -            (36,104)               -
                                                                   -------------------------     -------------------------------
        Funds from operations - diluted                               $47,011       $35,074           $101,449          $71,860
                                                                   =========================     ===============================

   PER SHARE DATA
     Funds from operations - diluted                                    $0.80         $0.79              $1.88            $1.63
     Cash distributions                                                  0.64          0.64               1.27             1.27

   Weighted average number of common and
     common equivalent shares outstanding:
        FFO - diluted                                                  58,407        44,295             53,916           44,160

   PROPERTY DATA
     Total operating properties (end of period) (b)                       191           145                191              145
     Total operating apartment homes in operating
        properties (end of period)(b)                                  65,992        51,882             65,992           51,882
     Total operating apartment homes (weighted average)                56,296        47,013             53,476           46,962
     Total operating apartment homes - excluding
        discontinued operations (weighted average)                     55,800        45,575             52,867           45,524



(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.


(b)  Includes joint ventures and properties held for sale.





Note: Please refer to pages 23 and 24 for definitions and reconciliations of all non-GAAP financial measures presented in this document.


    CAMDEN                                                                                                  BALANCE SHEETS
                                                                                                            (In thousands)

    ------------------------------------------------------------------------------------------------------------------------

      (Unaudited)                                     Jun 30,        Mar 31,         Dec 31,         Sep 30,        Jun 30,
                                                         2005           2005            2004            2004           2004
                                                 ---------------------------------------------------------------------------
    ASSETS
    Real estate assets, at cost
    Land                                           $  657,433     $  655,321      $  399,054      $  406,760     $  406,626
    Buildings and improvements                      3,839,732      3,810,003       2,511,195       2,583,555      2,573,099
                                                 ---------------------------------------------------------------------------
                                                    4,497,165      4,465,324       2,910,249       2,990,315      2,979,725
    Accumulated depreciation                         (694,120)      (658,683)       (688,333)       (680,184)      (653,581)
                                                 ---------------------------------------------------------------------------
    Net operating real estate assets                3,803,045      3,806,641       2,221,916       2,310,131      2,326,144
    Properties under development, including land      368,022        348,202         176,769         174,351        163,326
    Investment in joint ventures                       37,074         38,107           9,641          10,076         10,371
    Properties held for sale                           39,930         72,338          62,418           1,800          1,800
                                                 ---------------------------------------------------------------------------
    Total real estate assets                        4,248,071      4,265,288       2,470,744       2,496,358      2,501,641
    Accounts receivable - affiliates                   35,084         33,587          31,380          30,434         29,981
    Notes receivable
    Affiliates                                         11,108         10,729          10,367          10,010          9,665
    Other                                              32,283         32,274          44,547          53,599         48,333
    Other assets, net (a)                             101,475         95,941          66,164          49,804         48,063
    Cash and cash equivalents                           6,432          6,351           2,253           2,465          1,922
    Restricted cash                                     6,375          5,835           3,909           4,259          4,841
                                                 ---------------------------------------------------------------------------
    Total assets                                   $4,440,828     $4,450,005      $2,629,364      $2,646,929     $2,644,446
                                                 ===========================================================================



    LIABILITIES AND SHAREHOLDERS' EQUITY
    Liabilities
    Notes payable
    Unsecured                                      $1,860,107     $1,900,710      $1,407,208      $1,435,197     $1,332,216
    Secured                                           672,557        675,473         169,197         170,129        229,423
    Accounts payable                                   61,220         54,975          31,904          28,794         31,309
    Accrued real estate taxes                          29,510         17,179          27,324          32,732         21,935
    Accrued expenses and other liabilities (b)        130,993        131,155          65,237          48,192         43,957
    Distributions payable                              39,513         15,223          30,412          30,331         31,038
                                                 ---------------------------------------------------------------------------
    Total liabilities                               2,793,900      2,794,715       1,731,282       1,745,375      1,689,878

    Commitments and contingencies

    Minority interests
    Perpetual preferred units                          97,925         97,925         115,060         115,060        149,815
    Common units                                      118,119        121,734          44,507          43,881         44,884
    Other minority interests                            9,878          9,880               -               -              -
                                                 ---------------------------------------------------------------------------
    Total minority interests                          225,922        229,539         159,567         158,941        194,699

    Shareholders' equity
    Common shares of beneficial interest                  606            605             486             486            485
    Additional paid-in capital                      1,910,750      1,903,541       1,348,848       1,346,040      1,344,366
    Distributions in excess of net income            (236,954)      (224,533)       (361,973)       (353,996)      (333,416)
    Unearned restricted share awards                  (15,732)       (15,185)        (13,023)        (14,069)       (15,384)
    Employee notes receivable                          (2,084)        (3,097)              -               -              -
    Treasury shares, at cost                         (235,580)      (235,580)       (235,823)       (235,848)      (236,182)
                                                 ---------------------------------------------------------------------------
    Total shareholders' equity                      1,421,006      1,425,751         738,515         742,613        759,869
                                                 ---------------------------------------------------------------------------
    Total liabilities and shareholders' equity     $4,440,828     $4,450,005      $2,629,364      $2,646,929     $2,644,446
                                                 ===========================================================================



    (a) includes:
        net deferred charges of:                   $   14,266     $   13,386      $   11,361      $    8,917     $    8,756
        value of in place leases of:               $   18,995     $   29,186               -               -              -

    (b) includes:
        deferred revenues of:                      $   34,990     $   35,797      $    2,280      $    1,657     $    1,877
        above/below market leases of:              $    1,675     $    2,537               -               -              -




 CAMDEN                                                                                                    PORTFOLIO STATISTICS


 ------------------------------------------------------------------------------------------------------------------------------

 (Unaudited)

COMMUNITY PORTFOLIO AT JUNE 30, 2005 (in apartment homes)

                                 CPT-     Summit       Non-                                   Completed           Under
                                 "Same     "Same      "Same       Wholly-   Joint   Stabilized   in      Total   Develop-
                                Property" Property"  Property"(a) Owned    Venture   Operating Lease-up Operating  ment  Total
-------------------------------------------------------------------------------------------------------------------------------
   Las Vegas, NV                  4,017        -            -     4,017     5,176      9,193    -      9,193        -     9,193
   D.C. Metro (b)                     -    2,330          552     2,882         -      2,882    -      2,882    1,996     4,878
   Los Angeles/Orange County, CA  1,232        -          538     1,770       421      2,191    -      2,191        -     2,191
   San Diego/Inland Empire, CA      424        -          422       846         -        846    -        846      350     1,196
   Dallas, TX                     7,903        -            -     7,903       456      8,359    -      8,359      284     8,643
   Tampa, FL                      5,635        -            -     5,635         -      5,635    -      5,635        -     5,635
   Houston, TX                    5,230        -          364     5,594     1,216      6,810    -      6,810      236     7,046
   Charlotte, NC                  1,659    1,557          785     4,001       792      4,793    -      4,793      145     4,938
   SE Florida                         -    1,868          652     2,520         -      2,520    -      2,520        -     2,520
   Atlanta, GA                        -    2,906          727     3,633         -      3,633    -      3,633        -     3,633
   Denver, CO                     2,209        -            -     2,209       320      2,529    -      2,529        -     2,529
   Orlando, FL                    2,252      270            -     2,522         -      2,522    -      2,522      366     2,888
   Raleigh, NC                        -    1,800          420     2,220       411      2,631    -      2,631      484     3,115
   St. Louis, MO                  2,123        -            -     2,123         -      2,123    -      2,123        -     2,123
   Phoenix, AZ                    1,441        -            -     1,441       992      2,433    -      2,433        -     2,433
   Corpus Christi, TX               632        -          778     1,410         -      1,410    -      1,410        -     1,410
   Louisville, KY                 1,448        -            -     1,448         -      1,448    -      1,448        -     1,448
   Austin, TX                     1,745        -            -     1,745         -      1,745    -      1,745        -     1,745
   Other                          1,937      352            -     2,289         -      2,289    -      2,289        -     2,289
                                  ------   ------       -------   ------     -----    -------   ---    ------    -----    ------
           Total Portfolio        39,887   11,083        5,238    56,208     9,784     65,992    -     65,992    3,861    69,853

(a) Includes the following property held for sale and reported in discontinued operations: Summit Lenox in Atlanta, GA (431 apartments homes).

(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia. 464 apartment homes under development in Northern Virginia are held through a joint venture investment.


SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION                        WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (f)

                                  Same
                                  Property   Operating  Incl.
                                  Commun      Commun    JVs at         Jun 30,    Mar 31,   Dec 31,    Sep 30,     Jun 30,
                                  -ities(c) -ities(d) Pro Rata%(a)      2005       2005     2004        2004       2004
                                  -------------------------------      --------------------------------------------------
   Las Vegas, NV                   9.2%         8.2%         9.7%       97.2%      97.2%     97.4%      97.2%       96.5%
   D.C. Metro                      9.5%        10.1%         9.8%       95.2%      93.5%     93.8%      94.3%       94.0%
   Los Angeles/Orange County, CA   4.2%         5.9%         5.9%       92.7%      94.7%     97.0%      95.8%       94.4%
   San Diego/Inland Empire, CA     1.6%         2.4%         2.3%       93.4%      90.7%     93.7%      94.6%       92.5%
   Dallas, TX                     10.0%         9.0%         8.8%       94.7%      91.6%     91.5%      93.3%       93.9%
   Tampa, FL                       9.8%         8.7%         8.4%       96.0%      96.3%     96.3%      95.1%       93.2%
   Houston, TX                     8.5%         8.1%         8.2%       94.4%      91.9%     90.3%      92.8%       93.8%
   Charlotte, NC                   5.6%         6.7%         6.7%       95.4%      93.8%     93.6%      94.7%       93.8%
   SE Florida                      6.1%         7.0%         6.8%       96.8%      96.1%     95.1%      95.5%       96.7%
   Atlanta, GA                     6.0%         6.0%         5.8%       93.0%      90.8%     91.2%      92.8%       92.1%
   Denver, CO                      5.1%         4.5%         4.7%       93.6%      91.4%     91.6%      94.5%       92.4%
   Orlando, FL                     5.1%         4.6%         4.4%       97.7%      98.5%     97.5%      96.0%       94.3%
   Raleigh, NC                     3.4%         3.6%         3.6%       94.5%      91.2%     91.4%      92.1%       93.0%
   St. Louis, MO                   3.8%         3.4%         3.3%       95.4%      91.7%     92.9%      94.3%       95.0%
   Phoenix, AZ                     3.0%         2.7%         2.9%       95.1%      95.8%     95.1%      94.2%       93.1%
   Corpus Christi, TX              1.2%         2.0%         1.9%       94.8%      96.1%     95.7%      95.1%       94.0%
   Louisville, KY                  2.2%         2.0%         1.9%       93.7%      90.5%     90.2%      94.1%       94.1%
   Austin, TX                      2.1%         1.9%         1.8%       94.4%      94.2%     93.1%      95.5%       94.6%
   Other                           3.6%         3.2%         3.1%       94.0%      94.0%     93.9%      95.7%       94.3%

          Total Portfolio        100.0%       100.0%       100.0%       95.2%      93.9%     93.8%      94.6%       94.2%


(c)  Camden and Summit same property communities

(d)  Operating communities include wholly-owned communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter as well as communities held for sale.

(e)  Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.

(f)  Occupancy figures include apartment homes held through joint venture investments and communities acquired from Summit but exclude communities in lease-up or under development.




    CAMDEN                                                                                                         COMPONENTS OF
                                                                                                   PROPERTY NET OPERATING INCOME
                                                                                     (In thousands, except property data amounts)

 --------------------------------------------------------------------------------------------------------------------------------

 (Unaudited)


                                         Apartment          Three Months Ended June 30,            Six Months Ended June 30,
 Property Revenues                         Homes          2005         2004      Change        2005 (a)      (2004)      Change
                                          ---------     ---------------------------------     -----------------------------------
 CPT-"Same Property" Communities (b)        39,887       $ 88,831    $ 86,258    $ 2,573        $175,832     $172,864    $ 2,968
                                            ------       --------    --------    -------        --------     --------    -------
 Summit-"Same Property" Communities (b)     11,083         34,009           -     34,009          45,091            -     45,091
 CPT Non-"Same Property" Communities (c)     2,102          6,448       5,067      1,381          13,416       10,072      3,344
 Summit Non-"Same Property" Communities (c)  2,705          8,763           -      8,763          11,529            -     11,529
 Development and Lease-Up Communities (d)    3,397            354           -        354             402            -        402
 Dispositions / Other (e)                       -           1,102      10,411     (9,309)        10,378       20,697     (10,319)
                                            ------       --------    --------    -------        --------     --------    -------
    Total Property Revenues                 59,174       $139,507    $101,736    $37,771        $256,648     $203,633    $53,015

 Property Expenses
 CPT-"Same Property" Communities (b)        39,887       $ 36,154    $ 35,954    $   200        $ 72,176     $ 70,807    $ 1,369
 Summit-"Same Property" Communities (b)     11,083         11,557           -     11,557          15,367            -     15,367
 CPT Non-"Same Property" Communities (c)     2,102          2,479       2,194        285           5,085        4,202        883
 Summit Non-"Same Property" Communities (c)  2,705          3,523           -      3,523           4,732            -      4,732
 Development and Lease-Up Communities (d)    3,397            150           -        150             169            -        169
 Dispositions / Other (e)                       -             152       3,912     (3,760)          3,837        7,686     (3,849)
                                            ------       --------    --------    -------        --------     --------    -------
    Total Property Expenses                 59,174       $ 54,015    $ 42,060    $11,955        $101,366     $ 82,695    $18,671

 Property Net Operating Income
 CPT-"Same Property" Communities (b)        39,887       $ 52,677    $ 50,304    $ 2,373        $103,656     $102,057    $ 1,599
 Summit-"Same Property" Communities (b)     11,083         22,452           -     22,452          29,724            -     29,724
 CPT Non-"Same Property" Communities (c)     2,102          3,969       2,873      1,096           8,331        5,870      2,461
 Summit Non-"Same Property" Communities (c)  2,705          5,240           -      5,240           6,797            -      6,797
 Development and Lease-Up Communities (d)    3,397            204           -        204             233            -        233
 Dispositions / Other (e)                       -             950       6,499     (5,549)          6,541       13,011     (6,470)
                                            ------       --------    --------    -------        --------     --------    -------
    Total Property Net Operating Income     59,174       $ 85,492    $ 59,676    $25,816        $155,282     $120,938    $34,344





 Income from Discontinued Operations (f)               Three Months Ended June 30,           Six Months Ended June 30,
                                                          2005         2004                      2005         2004
                                                        ----------------------                ------------------------
 Property Revenues                                         $1,288      $2,990                     $3,136       $5,863
 Property Expenses                                           888        1,355                      1,846        2,625
                                                           ------      ------                     ------       ------
 Property Net Operating Income                               $400      $1,635                     $1,290       $3,238
 Depreciation and Amortization                                  -         814                          -        1,629
 Minority Interests                                             -          41                          -           84
                                                           ------      ------                     ------       ------
 Income from Discontinued Operations                         $400        $780                     $1,290       $1,525


    Notes:

(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2004, excluding properties held for sale.

(c) Non-"Same Property" Communities are stabilized communities acquired or developed by Camden or Summit after January 1, 2004, excluding properties held for sale.

(d) Development and Lease-Up Communities are non-stabilized communities developed or acquired by Camden or Summit after January 1, 2004, excluding properties held for sale.

(e) Disposition Communities include those communities disposed of by Camden since January 1, 2004, that Camden continues to manage and therefore are not classified as "Discontinued Operations".

(f) Represents operating results for communities, totalling 1,869 apartment homes, disposed of during 2004 and YTD 2005 or held for sale at June 30, 2005

                                                                                                                 "SAME PROPERTY"
    CAMDEN                                                                                            SECOND QUARTER COMPARISONS
                                                                                                                   June 30, 2005
                                                                                    (In thousands, except property data amounts)

 --------------------------------------------------------------------------------------------------------------------------------
 (Unaudited)

                                     Revenues                          Expenses                                    NOI
 Quarterly Results (a)           2Q05          2Q04       Growth       2Q05      2Q04    Growth         2Q05       2Q04    Growth
 --------------------------------------------------------------------------------------------------------------------------------
 Las Vegas, NV                   $10,351      $9,388       10.3%     $3,417   $3,322     2.9%          $6,934   $6,066     14.3%
 D.C. Metro                        9,750       9,260        5.3%      2,600    2,285    13.8%           7,150    6,975      2.5%
 Los Angeles/Orange County, CA     4,580       4,636       (1.2%)     1,432    1,336     7.2%           3,148    3,300     (4.6%)
 San Diego/Inland Empire, CA       1,874       1,823        2.8%        687      708    (3.0%)          1,187    1,115      6.5%
 Dallas, TX                       14,819      14,867       (0.3%)     7,283    7,512    (3.0%)          7,536    7,355      2.5%
 Tampa, FL                        12,896      11,793        9.4%      5,545    5,406     2.6%           7,351    6,387     15.1%
 Houston, TX                      11,312      11,548       (2.0%)     4,961    4,924     0.8%           6,351    6,624     (4.1%)
 Charlotte, NC                     6,941       6,677        4.0%      2,749    2,692     2.1%           4,192    3,985      5.2%
 SE Florida                        7,339       6,746        8.8%      2,749    2,542     8.1%           4,590    4,204      9.2%
 Atlanta, GA                       7,177       6,978        2.9%      2,644    2,439     8.4%           4,533    4,539     (0.1%)
 Denver, CO                        5,658       5,617        0.7%      1,862    1,888    (1.4%)          3,796    3,729      1.8%
 Orlando, FL                       6,205       5,807        6.9%      2,353    2,323     1.3%           3,852    3,484     10.6%
 Raleigh, NC                       3,935       3,939       (0.1%)     1,419    1,222    16.1%           2,516    2,717     (7.4%)
 St. Louis, MO                     4,526       4,467        1.3%      1,646    1,630     1.0%           2,880    2,837      1.5%
 Phoenix, AZ                       3,458       3,298        4.9%      1,196    1,175     1.8%           2,262    2,123      6.5%
 Corpus Christi, TX                1,493       1,444        3.4%        603      563     7.1%             890      881      1.0%
 Louisville, KY                    2,730       2,720        0.4%      1,080    1,012     6.7%           1,650    1,708     (3.4%)
 Austin, TX                        3,217       3,189        0.9%      1,607    1,611    (0.2%)          1,610    1,578      2.0%
 Other                             4,579       4,539        0.9%      1,878    1,821     3.1%           2,701    2,718     (0.6%)
                                --------    --------        ---     -------  -------     ---          -------  -------      ---
       Total Same Property      $122,840    $118,736        3.5%    $47,711  $46,411     2.8%         $75,129  $72,325      3.9%



                               Apartment
                                 Homes          % of NOI            Average Occupancy (a)      Weighted Average Rental Rate (b)
 Quarterly Results (a)         Included        Contribution (a)  2Q05      2Q04    Change         2Q05       2Q04    Change
 -----------------------------------------------------------------------------------------------------------------------------
 Las Vegas, NV                     4,017              9.2%         97.5%    96.2%     1.3%          $  823    $ 802      2.5%
 D.C. Metro                        2,330              9.5%         95.4%    93.6%     1.8%           1,538    1,523      1.0%
 Los Angeles/Orange County, CA     1,232              4.2%         93.1%    94.0%    (0.9%)          1,401    1,380      1.5%
 San Diego/Inland Empire, CA         424              1.6%         95.0%    93.0%     2.0%           1,575    1,489      5.8%
 Dallas, TX                        7,903             10.0%         94.8%    93.7%     1.1%             752      743      1.2%
 Tampa, FL                         5,635              9.8%         96.0%    93.4%     2.6%             773      749      3.3%
 Houston, TX                       5,230              8.5%         94.2%    93.5%     0.7%             805      802      0.4%
 Charlotte, NC                     3,216              5.6%         95.2%    93.8%     1.4%             805      825     (2.4%)
 SE Florida                        1,868              6.1%         96.8%    96.8%     0.0%           1,414    1,399      1.1%
 Atlanta, GA                       2,906              6.0%         93.8%    92.6%     1.2%           1,030    1,051     (2.0%)
 Denver, CO                        2,209              5.1%         93.8%    92.2%     1.6%           1,037    1,026      1.1%
 Orlando, FL                       2,522              5.1%         97.7%    94.5%     3.2%             836      815      2.7%
 Raleigh, NC                       1,800              3.4%         94.3%    92.9%     1.4%             980    1,007     (2.7%)
 St. Louis, MO                     2,123              3.8%         95.4%    95.0%     0.4%             794      779      1.9%
 Phoenix, AZ                       1,441              3.0%         95.8%    93.9%     1.9%             885      878      0.8%
 Corpus Christi, TX                  632              1.2%         94.8%    94.0%     0.8%             728      707      3.0%
 Louisville, KY                    1,448              2.2%         93.7%    94.1%    (0.4%)            713      697      2.2%
 Austin, TX                        1,745              2.1%         94.4%    94.6%    (0.2%)            763      758      0.8%
 Other                            2,289               3.6%         94.0%    94.3%    (0.3%)            752      747       0.7%
                                --------           --------        ----     -----     -----           ----    -----     ------
       Total Same Property        50,970            100.0%         95.2%    94.0%     1.2%          $  896    $ 888      1.0%


(a) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2004, excluding properties held for sale. Results are profoma for both Camden and Summit as if the merger occurred on January 1, 2004.

(b) Weighted average rental rates are the Company's market rental rates after "loss to lease", but before vacancy, concessions, and bad debt.

                                                                                                                 "SAME PROPERTY"
    CAMDEN                                                                                        SEQUENTIAL QUARTER COMPARISONS
                                                                                                                   June 30, 2005
                                                                                    (In thousands, except property data amounts)

 -------------------------------------------------------------------------------------------------------------------------------
 (Unaudited)

                                    Revenues                          Expenses                                NOI
 Quarterly Results (a)           2Q05      1Q05     Growth         2Q05      1Q05    Growth         2Q05     1Q05     Growth
 -------------------------------------------------------------------------------------------------------------------------------
 Las Vegas, NV                   $10,351   $10,058      2.9%        $3,417   $3,297     3.6%        $6,934   $6,761        2.6%
                                 -------   -------      ---         ------   ------     ---         ------   ------        ---
 D.C. Metro                        9,750     9,380      3.9%         2,600    2,612    (0.5%)        7,150    6,768        5.6%
 Los Angeles/Orange County, CA     4,580     4,645     (1.4%)        1,432    1,343     6.6%         3,148    3,302       (4.7%)
 San Diego/Inland Empire, CA       1,874     1,868      0.3%           687      661     3.9%         1,187    1,207       (1.7%)
 Dallas, TX                       14,819    14,410      2.8%         7,283    7,419    (1.8%)        7,536    6,991        7.8%
 Tampa, FL                        12,896    12,635      2.1%         5,545    5,572    (0.5%)        7,351    7,063        4.1%
 Houston, TX                      11,312    11,104      1.9%         4,961    4,999    (0.8%)        6,351    6,105        4.0%
 Charlotte, NC                     6,941     6,802      2.0%         2,749    2,760    (0.4%)        4,192    4,042        3.7%
 SE Florida                        7,339     7,092      3.5%         2,749    2,603     5.6%         4,590    4,489        2.2%
 Atlanta, GA                       7,177     6,935      3.5%         2,644    2,473     6.9%         4,533    4,462        1.6%
 Denver, CO                        5,658     5,452      3.8%         1,862    1,862     0.0%         3,796    3,590        5.7%
 Orlando, FL                       6,205     6,141      1.0%         2,353    2,288     2.8%         3,852    3,853       (0.0%)
 Raleigh, NC                       3,935     3,841      2.4%         1,419    1,305     8.7%         2,516    2,536       (0.8%)
 St. Louis, MO                     4,526     4,268      6.0%         1,646    1,659    (0.8%)        2,880    2,609       10.4%
 Phoenix, AZ                       3,458     3,420      1.1%         1,196    1,136     5.3%         2,262    2,284       (1.0%)
 Corpus Christi, TX                1,493     1,486      0.5%           603      571     5.6%           890      915       (2.7%)
 Louisville, KY                    2,730     2,587      5.5%         1,080    1,030     4.9%         1,650    1,557        6.0%
 Austin, TX                        3,217     3,139      2.5%         1,607    1,617    (0.6%)        1,610    1,522        5.8%
 Other                            4,579     4,585      (0.1%)       1,878    1,892     (0.7%)       2,701    2,693         0.3%
                                --------  --------      ---        -------  -------     ---        -------  -------        ---
       Total Same Property      $122,840  $119,848      2.5%       $47,711  $47,099     1.3%       $75,129  $72,749        3.3%



                               Apartment
                                 Homes             % of NOI            Average Occupancy (a)     Weighted Average Rental Rate (b)
 Quarterly Results (a)         Included            Contribution (a)  2Q05      1Q05    Change         2Q05     1Q05     Change
 -------------------------------------------------------------------------------------------------------------------------------
 Las Vegas, NV                     4,017                9.2%         97.5%    97.5%     0.0%          $823     $814        1.0%
 D.C. Metro                        2,330                9.5%         95.4%    93.7%     1.7%         1,538    1,531        0.4%
 Los Angeles/Orange County, CA     1,232                4.2%         93.1%    94.7%    (1.6%)        1,401    1,396        0.3%
 San Diego/Inland Empire, CA         424                1.6%         95.0%    94.1%     0.9%         1,575    1,558        1.1%
 Dallas, TX                        7,903               10.0%         94.8%    91.8%     3.0%           752      752        0.0%
 Tampa, FL                         5,635                9.8%         96.0%    96.3%    (0.3%)          773      766        0.9%
 Houston, TX                       5,230                8.5%         94.2%    91.8%     2.4%           805      805        0.1%
 Charlotte, NC                     3,216                5.6%         95.2%    93.9%     1.3%           805      819       (1.7%)
 SE Florida                        1,868                6.1%         96.8%    96.1%     0.7%         1,414    1,404        0.8%
 Atlanta, GA                       2,906                6.0%         93.8%    91.3%     2.5%         1,030    1,031       (0.0%)
 Denver, CO                        2,209                5.1%         93.8%    91.7%     2.1%         1,037    1,037       (0.0%)
 Orlando, FL                       2,522                5.1%         97.7%    98.5%    (0.8%)          836      834        0.3%
 Raleigh, NC                       1,800                3.4%         94.3%    91.2%     3.1%           980      969        1.2%
 St. Louis, MO                     2,123                3.8%         95.4%    91.7%     3.7%           794      787        0.8%
 Phoenix, AZ                       1,441                3.0%         95.8%    95.9%    (0.1%)          885      883        0.3%
 Corpus Christi, TX                  632                1.2%         94.8%    96.1%    (1.3%)          728      729       (0.1%)
 Louisville, KY                    1,448                2.2%         93.7%    90.5%     3.2%           713      709        0.5%
 Austin, TX                        1,745                2.1%         94.4%    94.2%     0.2%           763      763        0.1%
 Other                             2,289                3.6%         94.0%    94.0%     0.0%          752      750         0.2%
                                --------              -----        -------  -------    -----        ------   ------        ----
       Total Same Property        50,970              100.0%         95.2%    93.8%     1.4%          $896     $894        0.3%

(a) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2004, excluding properties held for sale. Results are profoma for both Camden and Summit as if the merger occurred on January 1, 2004.

(b) Weighted average rental rates are the Company's market rental rates after "loss to lease", but before vacancy, concessions, and bad debt.

                                                                                                              "SAME PROPERTY"
 CAMDEN                                                                                              YEAR TO DATE COMPARISONS
                                                                                                                June 30, 2005
                                                                                 (In thousands, except property data amounts)

 -----------------------------------------------------------------------------------------------------------------------------


 (Unaudited)

                                     Revenues                        Expenses                      NOI
 Year to Date Results (a)         2005      2004    Growth         2005     2004    Growth         2005     2004     Growth
 -----------------------------------------------------------------------------------------------------------------------------
 Las Vegas, NV                    $20,409  $18,636      9.5%       $6,714   $6,475     3.7%       $13,695  $12,161      12.6%
 D.C. Metro                        19,130   18,286      4.6%        5,212    4,892     6.5%        13,918   13,394       3.9%
 Los Angeles/Orange County, CA      9,225    9,287     (0.7%)       2,775    2,627     5.6%         6,450    6,660      (3.2%)
 San Diego/Inland Empire, CA        3,742    3,699      1.2%        1,348    1,345     0.2%         2,394    2,354       1.7%
 Dallas, TX                        29,229   29,740     (1.7%)      14,702   14,691     0.1%        14,527   15,049      (3.5%)
 Tampa, FL                         25,531   23,530      8.5%       11,117   10,775     3.2%        14,414   12,755      13.0%
 Houston, TX                       22,416   23,269     (3.7%)       9,960    9,791     1.7%        12,456   13,478      (7.6%)
 Charlotte, NC                     13,743   13,423      2.4%        5,509    5,422     1.6%         8,234    8,001       2.9%
 SE Florida                        14,431   13,354      8.1%        5,352    5,149     3.9%         9,079    8,205      10.7%
 Atlanta, GA                       14,112   13,863      1.8%        5,117    4,939     3.6%         8,995    8,924       0.8%
 Denver, CO                        11,110   11,294     (1.6%)       3,724    3,582     4.0%         7,386    7,712      (4.2%)
 Orlando, FL                       12,346   11,621      6.2%        4,641    4,556     1.9%         7,705    7,065       9.1%
 Raleigh, NC                        7,776    7,858     (1.0%)       2,724    2,484     9.7%         5,052    5,374      (6.0%)
 St. Louis, MO                      8,794    8,910     (1.3%)       3,305    3,287     0.5%         5,489    5,623      (2.4%)
 Phoenix, AZ                        6,878    6,665      3.2%        2,332    2,325     0.3%         4,546    4,340       4.7%
 Corpus Christi, TX                 2,979    2,909      2.4%        1,174    1,115     5.3%         1,805    1,794       0.6%
 Louisville, KY                     5,317    5,400     (1.5%)       2,110    2,010     5.0%         3,207    3,390      (5.4%)
 Austin, TX                         6,356    6,424     (1.1%)       3,224    3,160     2.0%         3,132    3,264      (4.0%)
 Other                              9,164    9,160      0.0%        3,770    3,646     3.4%         5,394    5,514      (2.2%)
                                 -------- --------      ---       -------  -------     ----      -------- --------      ------
       Total Same Property       $242,688 $237,328      2.3%      $94,810  $92,271     2.8%      $147,878 $145,057       1.9%



                                Apartment
                                  Homes            % of NOI           Average Occupancy (a)    Weighted Average Rental Rate (b)
 Year to Date Results (a)       Included           Contribution (a) 2005     2004    Change         2005     2004     Change
 -----------------------------------------------------------------------------------------------------------------------------
 Las Vegas, NV                      4,017               9.3%        97.5%    96.1%     1.4%          $818     $802       2.0%
 D.C. Metro                         2,330               9.4%        94.6%    94.1%     0.5%         1,534    1,519       1.0%
 Los Angeles/Orange County, CA      1,232               4.4%        93.9%    94.4%    (0.5%)        1,398    1,381       1.3%
 San Diego/Inland Empire, CA          424               1.6%        94.5%    93.9%     0.6%         1,567    1,479       5.9%
 Dallas, TX                         7,903               9.8%        93.3%    93.6%    (0.3%)          752      742       1.2%
 Tampa, FL                          5,635               9.8%        96.2%    93.1%     3.1%           770      746       3.1%
 Houston, TX                        5,230               8.4%        93.0%    93.7%    (0.7%)          805      799       0.8%
 Charlotte, NC                      3,216               5.6%        94.5%    94.4%     0.1%           812      825      (1.5%)
 SE Florida                         1,868               6.1%        96.5%    96.3%     0.2%         1,409    1,396       0.9%
 Atlanta, GA                        2,906               6.1%        92.6%    92.9%    (0.3%)        1,030    1,045      (1.4%)
 Denver, CO                         2,209               5.0%        92.8%    93.2%    (0.4%)        1,037    1,025       1.2%
 Orlando, FL                        2,522               5.2%        98.1%    94.7%     3.4%           835      812       2.8%
 Raleigh, NC                        1,800               3.4%        92.7%    92.8%    (0.1%)          974      999      (2.4%)
 St. Louis, MO                      2,123               3.7%        93.5%    95.0%    (1.5%)          791      776       1.8%
 Phoenix, AZ                        1,441               3.1%        95.9%    95.1%     0.8%           884      877       0.7%
 Corpus Christi, TX                   632               1.2%        95.4%    95.2%     0.2%           728      705       3.3%
 Louisville, KY                     1,448               2.2%        92.1%    93.4%    (1.3%)          711      696       2.2%
 Austin, TX                         1,745               2.1%        94.3%    94.7%    (0.4%)          763      757       0.8%
 Other                              2,289               3.6%        94.0%    94.2%    (0.2%)          751      748        0.4%
                                 --------            -------       -------  -------   ------      -------- --------      ------
       Total Same Property         50,970             100.0%        94.5%    94.1%     0.4%          $895     $886       1.1%

(a) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2004, excluding properties held for sale. Results are profoma for both Camden and Summit as if the merger occurred on January 1, 2004.

(b) Weighted average rental rates are the Company's market rental rates after "loss to lease", but before vacancy, concessions, and bad debt.







 CAMDEN                                                                                              JOINT VENTURE OPERATIONS
                                                                    (In thousands, except per share and property data amounts)

 ----------------------------------------------------------------------------------------------------------------------------------

 Company's Pro-rata Share of Joint Venture Operations:
 (Unaudited)
                                                Three Months Ended                           Six Months Ended
                                                    June 30,                                     June 30,
                                           -----------------------------               -----------------------------
 OPERATING DATA (a)                          2005 (b)        (2004)                       2005 (b)       (2004)
                                           -----------------------------               -----------------------------
 Property Revenues
 Rental revenues                                  $4,537         $1,953                        $7,060        $3,894
 Other property revenues                             460            197                           673           387
                                           -----------------------------               -----------------------------
    Total property revenues                        4,997          2,150                         7,733         4,281

 Property Expenses
 Property operating and maintenance                1,416            228                         2,686         1,355
 Real estate taxes                                   418            603                           136           257
                                           -----------------------------               -----------------------------
    Total property expenses                        1,834            831                         2,822         1,612

 Net Operating Income (NOI)                        3,163          1,319                         4,911         2,669

 Other expenses
 Interest                                          1,630            704                         2,511         1,410
 Depreciation and amortization                     1,263            543                         2,013         1,084
 Other                                                25              5                            32             9
                                           -----------------------------               -----------------------------
    Total other expenses                           2,918          1,252                         4,556         2,503

 Equity in income of joint ventures                 $245            $67                          $355          $166
                                           =============================               =============================





                                                              Jun 30,        Mar 31,        Dec 31,       Sept 30,       Jun 30,
                                                               2005           2005           2004           2004          2004
                                                          ---------------------------------------------------------------------
 BALANCE SHEET DATA (c)
 Real estate assets, net                                       $708,611     $707,342     $241,215       $236,244      $232,072
 Cash and other assets, net                                      21,475       15,267        3,475          4,022         3,871
                                                          ---------------------------------------------------------------------
    Total assets                                               $730,086     $722,609     $244,690       $240,266      $235,943

 Notes payable                                                 $538,279     $533,702     $199,114       $193,919      $189,136
 Notes payable due to Camden                                     11,108       10,729       10,367         10,010         9,665
 Other liabilities                                                9,736        5,880        2,907          2,968         2,941
                                                          ---------------------------------------------------------------------
    Total liabilities                                           559,123      550,311      212,388        206,897       201,742

 Members' equity                                                170,963      172,298       32,302         33,369        34,201
                                                          ---------------------------------------------------------------------
    Total liabilities and members' equity                      $730,086     $722,609     $244,690       $240,266      $235,943

 Company's equity investment                                    $37,074      $38,107       $9,641        $10,076       $10,371

 Company's pro-rata share of debt                              $117,934     $116,974      $47,170        $46,079       $45,072



 PROPERTY DATA (c)
 Total operating properties (end of period)                          33           33           17             17            17
 Total operating apartment homes (end of period)                  9,784        9,784        4,547          4,547         4,547
 Pro rata share of operating apartment homes (end of period)      2,113        2,113        1,005          1,005         1,005
 Total development properties (end of period)                         1            1            1              1             1
 Total development apartment homes (end of period)                  464          464          464            464           464
 Pro rata share of development apartment homes (end of period)       93           93           93             93            93


 (a) Operating data represents Camden's pro rata share of revenues and expenses.
 (b) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.
 (c) Balance sheet and property data reported at 100%.





    CAMDEN                                                                                                   DEVELOPMENT PIPELINE



  --------------------------------------------------------------------------------------------------------------------------------

  (Unaudited)


  DEVELOPMENT PIPELINE AS OF JUNE 30, 2005 ($ in millions)
                                                                                   Estimated/Actual Dates for
                                                                        Construc                        Stablized
                                      Total    Total    Cost    Amount   -tion    Initial  Construction  Opera   As of 7/31/05
Development Communities               Homes    Budget  to Date  in CIP   Start   Occupancy   Completion -tions % Leased % Occupied
  --------------------------------------------------------------------------------------------------------------------------------

  IN LEASE-UP
  1. Camden Lago Vista                    366    $34.8   $31.4     $7.8    1Q04      1Q05       3Q05      1Q06     80%       65%
     Orlando, FL
  2. Camden Farmers Market II             284     31.7    28.1     20.2    1Q04      2Q05       3Q05      1Q06     12%       5%
     Dallas, TX

  UNDER CONSTRUCTION
  3. Camden Dilworth                      145     18.0     7.5      7.5    4Q04      4Q05       2Q06      3Q06
     Charlotte, NC
  4. Camden Fairfax Corner                488     82.0    59.7     59.7    4Q03      3Q05       3Q06      1Q07
     Fairfax, VA
  5. Camden Clearbrook                    297     45.0    17.4     17.4    4Q04      4Q05       3Q06      1Q07
     Frederick, MD
  6. Camden Royal Oaks                    236     22.0     3.1      3.1    2Q05      1Q06       3Q06      2Q07
     Houston, TX
  7. Camden Manor Park                    484     52.0    32.1     32.1    2Q04      4Q05       4Q06      3Q07
     Raleigh, NC
  8. Camden Old Creek                     350     98.0    42.8     42.8    1Q05      2Q06       1Q07      3Q07
     San Marcos, CA
  9. Camden Monument Place                368     64.0    19.9     19.9    1Q05      2Q06       2Q07      1Q08
     Fairfax, VA
  10.Camden Potomac Yards                 379    110.0    23.5     23.5     1Q05     4Q06       3Q07      2Q08
                                          ---    -----   -----    -----   ------    ------      ----      ----
     Arlington County, VA

  Total Development Communities         3,397   $557.5  $265.5   $234.0

  Additional land held for development (a)                       134.0

  Total Properties Under Development (per Balance Sheet)        $368.0



  NOI CONTRIBUTION FROM NON STABILIZED COMMUNITIES ($ in millions)
                                                                                             Total Cost  2Q05 NOI
  Development Communities stabilized at quarter end                                             $ 90.1     $0.9
  Development Communities under construction                                                     265.5      0.2
     Total Development/Newly Stabilized NOI Contribution                                        $355.6     $1.1


  (a)  Please refer to the pre-development pipeline summary on page 17.


  JOINT VENTURE DEVELOPMENT PIPELINE AS OF JUNE 30, 2005 ($ in millions)



                                                                       Construc-  Estimated/Actual Dates for
                                                                                                         Stabi   As of 7/31/05
                                       Total  Total    Cost    Amount    tion   Initial   Construction  -lized      %       %
Joint Venture Development Communities    Homes  Budget   to Date in CIP   Start  Occupancy   Completion Operations Leased Occupied
 ---------------------------------------------------------------------------------------------------------------------------------

    UNDER CONSTRUCTION
    1. Camden Westwind                     464    $69.1   $56.5    $38.9     1Q04      1Q05       1Q06      4Q06     28%       22%
                                           ----   -----   -----    -----     ----      ----       ----      ----     ---       ---
       Ashburn, VA

    Total Joint Venture Development
       Communities                         464    $69.1   $56.5    $38.9






Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.



 CAMDEN                                                                                            PRE - DEVELOPMENT PIPELINE



 -----------------------------------------------------------------------------------------------------------------------------
 (Unaudited)


 PRE - DEVELOPMENT PIPELINE AS OF JUNE 30, 2005 ($ in millions)

                                                                      Potential
                                                                      Apartment                                 Total
     Location                                               Acres       Homes              Cost to Date    Estimated Cost
     -------------------------------------------------------------------------------------------------------------------------
     D.C. Metro                                              33.4              1,355              $56.5                $230.0
     Los Angeles/Orange County, CA                            2.1                216                8.7                  60.0
     Southeast Florida                                        4.8                863               12.7                 210.0
     Dallas                                                  15.9                416               10.8                  50.0
     Houston                                                 65.9              2,120               45.3                 250.0
                                                            -----             ------             ------                -------
     Total Pre-Development: (a)                             122.1              4,970             $134.0                $800.0

     (a) Pre-development pipeline includes some acreage which may be developed or sold for non-multifamily uses.




CAMDEN                                                                                                MEZZANINE FINANCING SUMMARY



----------------------------------------------------------------------------------------------------------------------------------

(Unaudited)


MEZZANINE FINANCING AS OF JUNE 30, 2005 ($ in thousands)

                                                                                                     06/30/05           03/31/05
                                                                                      Total            Note               Note
Location                     Current Property Type      Current Status                Homes           Balance           Balance
-----------------------------------------------------------------------------------------------------------------------------------
Dallas/Fort Worth, TX        Multifamily                Stabilized                      1,314           $17,940            $17,933
Ashburn, VA                  Multifamily                Development                       464            11,108             10,729
Tampa, FL                    Multifamily                Stabilized                        370             5,007              5,007
Houston, TX                  Multifamily                Predevelopment                      -             3,855              3,855
Atlanta, GA                  Multifamily                Stabilized                        360             3,000              3,000
Austin, TX                   Multifamily                Stabilized                        296             2,481              2,479
                                                                                        -----           -------            -------
Total Mezzanine Financing Volume:                                                       2,804           $43,391            $43,003

Weighted Average Interest Rate Recognized:                                                                11.1%              11.1%




 CAMDEN                                                                                         ACQUISITIONS & DISPOSITIONS



 ----------------------------------------------------------------------------------------------------------------------------
 (Unaudited)

 2005 ACQUISITION/DISPOSITION ACTIVITY

 Acquisitions
     None

                                                                                   Apartment
 Dispositions                           Location              Property Type          Homes       Year Built  Closing Date
-------------------------------         --------------        --------------      -----------    ----------  ------------
  1. Camden Greens                      Henderson, NV         Multifamily             432           1990      01/27/05
  2. Camden Ybor City                   Tampa, FL             Multifamily             454           2002      04/13/05

 Total Disposition Volume:                   $98.0 million                      886 apartment homes

                                                                                   Apartment
 Dispositions to Joint Ventures         Location              Property Type          Homes       Year Built  Closing Date
-------------------------------         -------------         --------------       ----------    ----------  ------------
  1. Camden Addison                     Addison, TX           Multifamily             456           1996      03/18/05
  2. Camden Holly Springs               Houston, TX           Multifamily             548           1999      03/18/05
  3. Camden Park                        Houston, TX           Multifamily             288           1995      03/18/05
  4. Camden Sugar Grove                 Stafford, TX          Multifamily             380           1997      03/18/05
  5. Camden Fountain Palms              Peoria, AZ            Multifamily             192         1986/1996   03/18/05
  6. Camden Pecos Ranch                 Chandler, AZ          Multifamily             272           2001      03/18/05
  7. Camden Sierra                      Peoria, AZ            Multifamily             288           1997      03/18/05
  8. Camden Towne Center                Glendale, AZ          Multifamily             240           1998      03/18/05
  9. Camden Parkside                    Fullerton, CA         Multifamily             421           1972      03/18/05
 10. Camden Pines                       Las Vegas, NV         Multifamily             315           1997      03/18/05
 11. Camden Summit                      Henderson, NV         Multifamily             234           1995      03/18/05
 12. Camden Tiara                       Las Vegas, NV         Multifamily             400           1996      03/18/05

 Total Cash Proceeds to Camden:             $369.3 million                      4,034 apartment homes




     CAMDEN                                                                                                        DEBT ANALYSIS
                                                                                    (In thousands, except property data amounts)

     ---------------------------------------------------------------------------------------------------------------------------

     (Unaudited)

     DEBT MATURITIES AS OF JUNE 30, 2005: (a)
                                                                                                            Weighted Average
                                                   Future Scheduled Repayments                 Percent      Interest Rate on
                                       -----------------------------------------------------
             Year                            Amortization         Maturities          Total   of Total        Maturing Debt
             -------------------------------------------------------------------------------------------------------------------
             2005                                  $7,802            $32,658        $40,460          1.6%         3.6%
             2006                                  13,626            232,906        246,532          9.8%         7.0%
             2007                                  13,400            219,572        232,972          9.2%         5.7%
             2008                                  11,827            188,879        200,706          7.9%         4.8%
             2009                                   7,908            190,324        198,232          7.8%         5.0%
             2010                                   7,144            445,677        452,821         17.9%         5.1%
             2011                                   4,314            244,233        248,547          9.8%         6.5%
             2012                                   3,307            269,541        272,848         10.8%         5.7%
             Thereafter                            60,813            501,733        562,546         22.2%         5.1%
                   Total Maturing Debt           $130,141         $2,325,523     $2,455,664         97.0%         5.5%

             Unsecured Line of Credit                   0             77,000         77,000          3.0%         3.6%
                            Total Debt           $130,141         $2,402,523     $2,532,664        100.0%         5.4%

             Weighted Average Maturity of Debt                     6.3 Years (excluding line of credit)


                                                                                            Weighted Average
     FLOATING vs. FIXED RATE DEBT:                                   Balance   % of Total   Interest Rate
                                                          ------------------------------------------------
             Floating rate debt                                     $174,336       6.9%          3.8%
             Fixed rate debt                                       2,358,328      93.1%          5.5%
                  Total                                           $2,532,664     100.0%          5.4%

                                                                                            Weighted Average
     SECURED vs. UNSECURED DEBT:                                     Balance   % of Total   Interest Rate
                                                          ------------------------------------------------
             Unsecured debt                                       $1,860,107      73.4%          5.6%
             Secured debt                                            672,557      26.6%          5.0%
                  Total                                           $2,532,664     100.0%          5.4%

                                                                                            Weighted Average
     SECURED DEBT DETAIL:                                            Balance   % of Total   Interest Rate
                                                          ------------------------------------------------
             Coventional fixed-rate mortgage debt                   $568,561      84.5%          5.1%
             Coventional floating-rate mortgage debt                   6,900       1.0%          5.2%
             Tax exempt fixed rate debt                                6,660       1.0%          7.3%
             Tax exempt variable rate debt                            90,436      13.5%          4.0%
                  Total                                             $672,557     100.0%          5.0%

     REAL ESTATE ASSETS: (b)                                     Total Homes   % of Total      Total Cost      % of Total
                                                          ----------------------------------------------------------------------
             Unencumbered real estate assets                          48,160      80.8%        $3,747,614         76.4%
             Encumbered real estate assets                            11,445      19.2%         1,157,503         23.6%
                  Total                                               59,605     100.0%        $4,905,117        100.0%

                                       -----------------------------------------------------------------------------------------
                                            Ratio of unencumbered assets at cost to unsecured debt is      2.0 times
                                       -----------------------------------------------------------------------------------------


     UNCONSOLIDATED, NON-RECOURSE DEBT:
             Pro-Rata Share of Debt                                 $117,934
             Weighted Average Interest Rate                             6.0%



(a) Debt maturities exclude unsecured line of credit, which after all extensions matures in January 2009.

(b) Real estate assets include communities under development and exclude communities held through joint ventures.



     CAMDEN                                                                                             DEBT COVENANT ANALYSIS
                                                                                                                 June 30, 2005

     ------------------------------------------------------------------------------------------------------------------------

     (Unaudited)


     UNSECURED LINE OF CREDIT


     Covenant (a)                                                      Required             Actual (b)         Compliance
                                                                     -----------------    ---------------   -----------------
     Total Consolidated Debt to Gross Asset Value                          < 60%               51%                Yes

     Secured Debt to Gross Asset Value                                     < 40%               13%                Yes

     Consolidated EBITDA to Consolidated Interest Expense                  > 200%              238%               Yes

     Consolidated EBITDA to Total Fixed Charges                            > 175%              191%               Yes

     Dividend Distributions to Funds From Operations                       < 95%               81%                Yes

     Occupancy of Pool (excluding Development Projects)                    > 85%               94%                Yes

     Total Unsecured Debt to Gross Asset Value of Pool                     < 60%               41%                Yes

     Unencumbered Adjusted NOI to Unsecured Interest Expense               > 200%              254%               Yes


     SENIOR UNSECURED NOTES

     Covenant (a)                                                      Required             Actual (b)         Compliance
                                                                     -----------------    ---------------   -----------------
     Total Consolidated Debt to Total Asset Value                          < 60%               50%                Yes

     Total Secured Debt to Total Asset Value                               < 40%               13%                Yes

     Total Unencumbered Asset Value to Total Unsecured Debt                > 150%              208%               Yes

     Consolidated Income Available for Debt Service to Total               > 150%              232%               Yes
     Annual Service Charges


(a)  For a complete listing of all Debt Covenants related to the Company's
     Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.




     CAMDEN                                                                                  CAPITALIZED EXPENDITURES
                                                                                                & MAINTENANCE EXPENSE
                                                                                      (in thousands except unit data)

     ----------------------------------------------------------------------------------------------------------------

     (Unaudited)
                                                                         Second Quarter 2005 (a)
                                             ------------------------------------------------------------------------
                                                            Capitalized                               Expensed
                                             ---------------------------------------------     ----------------------
                                              Weighted Average
        Item                                  Useful Life (b)          Total    Per Unit         Total     Per Unit
        --------------------------------     ---------------------------------------------     ----------------------
        Interiors
        Floor coverings                           5.3 years               $2,477       $44            $792        $14
        Appliances                                9.3 years                  452         8             147          3
        Painting                                     -                        -         -            1,454         26
        Cabinetry/Countertops                    10.0 years                  213         4               -          -
        Other                                     9.4 years                  436         8              (3)        (0)
        Exteriors
        Painting                                  5.0 years                  444         8               -          -
        Carpentry                                10.0 years                1,051        19               -          -
        Landscaping                               6.3 years                  322         6           2,548         45
        Roofing                                  20.0 years                1,093        19              35          1
        Site Drainage                            10.0 years                   91         2               -          -
        Fencing/Stair                            10.0 years                  193         3               -          -
        Other (c)                                 7.5 years                  985        17           2,813         50
        Common Areas
        Mech., Elec., Plumbing                    9.8 years                  582        10             682         12
        Parking/Paving                            5.0 years                  588        10               -          -
        Pool/Exercise/Facility                    7.7 years                  998        18             350          6
                                                                     ---------------------     ----------------------
                                                                          $9,925      $176          $8,818       $157

        Weighted Average Apartment Homes                                            56,296                     56,296




                                                                            Year-to-Date 2005 (a)(d)
                                             ------------------------------------------------------------------------
                                                           Capitalized                               Expensed
                                             ---------------------------------------------     ----------------------
                                              Weighted Average
        Item                                  Useful Life (b)          Total    Per Unit         Total     Per Unit
        --------------------------------     ---------------------------------------------     ----------------------
        Interiors
        Floor coverings                           5.3 years               $4,301       $80          $1,425        $27
        Appliances                                9.3 years                  912        17             266          5
        Painting                                     -                        -         -            2,600         49
        Cabinetry/Countertops                    10.0 years                 386         7               -          -
        Other                                     9.4 years                  663        12             275          5
        Exteriors
        Painting                                  5.0 years                  738        14               -          -
        Carpentry                                10.0 years               1,422         27               -          -
        Landscaping                               6.3 years                  482         9           5,062         95
        Roofing                                  20.0 years                1,884        35              64          1
        Site Drainage                            10.0 years                  162         3               -          -
        Fencing/Stair                            10.0 years                  337         6               -          -
        Other (c)                                 7.5 years                3,124        58           5,239         98
        Common Areas
        Mech., Elec., Plumbing                    9.8 years                  982        18           1,170         22
        Parking/Paving                            5.0 years                  665        12               -          -
        Pool/Exercise/Facility                    7.7 years                1,321        25             552         10
                                                                     ---------------------     ----------------------
                                                                        $17,379      $325         $16,653       $311

        Weighted Average Apartment Homes                                           53,476                     53,476



(a) Includes discontinued operations. Capitalized expenditures for discontinued operations were $32 and $68 for the three and six months ended June 30, 2005. Maintenance expenses for discontinued operations were $114 and $327 for the same periods.

(b)  of capitalized expenses for the three and six months ended June 30, 2005

(c) Includes in part the following items: site/building repair, masonry/plaster, and general conditions

(d) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.



    CAMDEN                                                                                           NON-GAAP FINANCIAL MEASURES
                                                                                                   DEFINITIONS & RECONCILIATIONS
                                                                                        (In thousands, except per share amounts)

--------------------------------------------------------------------------------------------------------------------------------
(Unaudited)

This document contains certain non-GAAP financial measures that management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.



FFO
----
The National Association of Real Estate Investment Trusts ("NAREIT")
currently defines FFO as net income computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains or losses from of depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden's definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:


                                                                            Three Months Ended          Six Months Ended
                                                                                  June 30,                  June 30,
                                                                          -----------------------    --------------------------
                                                                            2005          2004           2005         2004
                                                                         ------------------------    --------------------------
  Net income                                                               $21,852        $7,654         $188,516      $17,042
  Real estate depreciation and amortization from continuing operations      45,005        25,312           77,463       50,616
  Real estate depreciation from discontinued operations                          -           814                -        1,630
  Adjustments for unconsolidated joint ventures                              1,297           525            1,965        1,047
  Income from continuing operations allocated to common units                  581           728            1,726        1,441
  Income from discontinued operations allocated to common units                  -            41                -           84
  (Gain) on sale of operating properties                                         -             -         (132,117)           -
  (Gain) on sale of discontinued operations                                (21,724)            -          (36,104)           -
                                                                         ------------------------    --------------------------
     Funds from operations - diluted                                       $47,011       $35,074         $101,449      $71,860
                                                                         ========================    ==========================
Weighted average number of common and
common equivalent shares outstanding:
EPS diluted                                                                 55,538        42,419           53,916       42,283
FFO diluted                                                                 58,407        44,295           53,916       44,160

 Net income per common share - diluted                                        0.39          0.18            $3.53        $0.40
 FFO per common share - diluted                                              $0.80         $0.79            $1.88        $1.63

Expected FFO
------------
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected FFO per diluted share is provided below:


                                                                              3Q05 Range                           2005 Range
                                                                          Low               High                Low         High
                                                                        -----------------------------         --------------------
Expected net income per share - diluted                                 ($0.08)               ($0.04)          $3.24        $3.34
Expected real estate depreciation                                         0.79                  0.79            3.01         3.01
Expected adjustments for unconsolidated joint ventures                    0.02                  0.02            0.08         0.08
Expected income allocated to common units                                 0.01                  0.01            0.04         0.04
Expected (gain) on sale of properties and properties held for sale        0.00                  0.00           (2.98)       (2.98)
                                                                        -----------------------------         --------------------
Expected FFO per share - diluted                                         $0.74                 $0.78           $3.40        $3.50




Note: This table contains forward-looking statements.
      Please see the paragraph regarding forward-looking statements on page 1 of this document.



    CAMDEN                                                                                           NON-GAAP FINANCIAL MEASURES
                                                                                                   DEFINITIONS & RECONCILIATIONS
                                                                                        (In thousands, except per share amounts)

--------------------------------------------------------------------------------------------------------------------------------
(Unaudited)



Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:

                                                             Three Months Ended                           Six Months Ended
                                                                  June 30,                                   June 30,
                                                           --------------------------                 ---------------------------
                                                              2005         2004                          2005          2004
                                                          --------------------------                 ---------------------------
    Net income                                                 $21,852      $ 7,654                       $188,516     $ 17,042
    Fee and asset management                                    (1,834)      (2,496)                        (9,140)      (4,677)
    Sale of technology investments                                   -            -                        (24,199)        (863)
    Interest and other income                                   (1,265)      (1,801)                        (4,488)      (5,219)
    Property management expense                                  3,922        2,742                          7,142        5,611
    Fee and asset management expense                             1,043        1,006                          2,991        1,995
    General and administrative expense                           6,558        4,140                         11,834        8,326
    Transaction compensation and merger expenses                   261            -                         14,085            -
    Interest expense                                            28,584       19,261                         52,085       40,396
    Amortization of deferred financing costs                       796          719                          2,017        1,483
    Amortization of acquired in place leases                     9,497            -                         12,663            -
    Depreciation and amortization                               36,116       25,727                         66,034       51,520
    Gain on sale of properties, including land                       -            -                       (132,128)      (1,255)
    Impairment loss on land held for sale                            -            -                              -        1,143
    Equity in income of joint ventures                            (245)         (67)                          (355)        (166)
    Distributions on perpetual preferred units                   1,750        2,843                          3,528        5,686
    Original issuance costs on redeemed perpetual preferred units    -            -                            365            -
    Income allocated to common units and other minority interests  581          728                          1,726        1,441
    Income from discontinued operations                           (400)        (821)                        (1,290)      (1,609)
    Income from discontinued operations allocated to common units    -           41                              -           84
    Gain on sale of discontinued operations                    (21,724)           -                        (36,104)           -
                                                          --------------------------                 ---------------------------
       Net Operating Income (NOI)                              $85,492      $59,676                       $155,282     $120,938

    CPT-"Same Property" Communities                            $52,677      $50,304                       $103,656     $102,057
    Summit-"Same Property" Communities                          22,452            -                         29,724            -
    CPT Non-"Same Property" Communities                          3,969        2,873                          8,331        5,870
    Summit Non-"Same Property" Communities                       5,240            -                          6,797            -
    Development and Lease-Up Communities                           204            -                            233            -
    Dispositions / Other                                           950        6,499                          6,541       13,011
                                                          --------------------------                 ---------------------------
      Net Operating Income (NOI)                               $85,492      $59,676                       $155,282     $120,938


EBITDA
-------
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued
operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers
EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:

                                                             Three Months Ended                           Six Months Ended
                                                                  June 30,                                   June 30,
                                                          --------------------------                 ---------------------------
                                                              2005         2004                          2005          2004
                                                          --------------------------                 ---------------------------
    Net income                                                 $21,852      $ 7,654                       $188,516     $ 17,042
    Interest expense                                            28,584       19,261                         52,085       40,396
    Amortization of deferred financing costs                       796          719                          2,017        1,483
    Amortization of acquired in place leases                     9,497            -                         12,663            -
    Depreciation and amortization                               36,116       25,727                         66,034       51,520
    Distributions on perpetual preferred units                   1,750        2,843                          3,528        5,686
    Original issuance costs on redeemed perpetual preferred units    -            -                            365            -
    Income allocated to common units                               581          728                          1,726        1,441
    Real estate depreciation from discontinued operations            -          814                              -        1,630
    Gain on sale of properties, including land                       -            -                       (132,128)      (1,255)
    Impairment loss on land held for sale                            -            -                              -        1,143
    Equity in income of joint ventures                            (245)         (67)                          (355)        (166)
    Gain on sale of discontinued operations                    (21,724)           -                        (36,104)           -
    Income from discontinued operations allocated to common units    -           41                              -           84
                                                          --------------------------                 ---------------------------
     EBITDA                                                    $77,207      $57,720                       $158,347     $119,004






     CAMDEN                                                                                                     OTHER DATA


     ---------------------------------------------------------------------------------------------------------------------
     (Unaudited)

     Stock Symbol:                      CPT

     Exchange Traded:                   NYSE

     Senior Unsecured Debt Ratings:                              Rating       Outlook
                                                                 ------     ---------
                                        Moody's                    Baa2        Stable
                                        Standard & Poors            BBB      Positive
                                        Fitch                       BBB      Positive


     Important Future Dates:
        (Estimated)                                              Q3 '05        Q4 '05         Q1 '06        Q2 '06
                                                               ---------    ---------      ---------     ---------
        Earnings release & Analyst conference call             Late Oct     Early Feb      Early May     Early Aug

     Dividend Information - Common Shares:                       Q1 '05        Q1 '05         Q2 '05
        Declaration Date                                       02/10/05      03/15/05       06/15/05
        Record Date                                            02/25/05      03/31/05       06/30/05
        Payment Date                                           03/04/05      04/15/05       07/15/05
        Distributions Per Share                                  $0.416        $0.219         $0.635


     Investor Relations Data:

        Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
             Supplemental Data upon request.

        For Investor Relations:  recent press releases, 10-Q's, 10-K's and other information, call
             1-800-9CAMDEN or (713) 354-2787.

        For an audio download of Camden's Quarterly Conference Call, please see our web site at www.camdenliving.com

        For questions contact:

               Richard J. Campo                           Chairman & Chief Executive Officer
               D. Keith Oden                              President & Chief Operating Officer
               Dennis M. Steen                            Chief Financial Officer
               Kimberly A. Callahan                       Vice President- Investor Relations & Strategic Planning






 CAMDEN                                                                                                            COMMUNITY TABLE
                                                                                                Community Statistics as of 6/30/05

 ---------------------------------------------------------------------------------------------------------------------------------

 (Unaudited)                                                                                                      June 2005
                                                                                                             Market Rental Rates
                                                              Year Placed    Average  Apartment   2Q05 Avg  ----------------------
 Community Name                        City           State   in Service      Size      Homes    Occupancy   Per Home   Per Sq. Ft.
 ---------------------------------------------------------------------------------------------------------------------------------
     Camden Copper Square              Phoenix        AZ         2000            786          332   97%            832       1.06
     Camden Fountain Palms (1)         Peoria         AZ       1986/1996       1,050          192   95%            782       0.74
     Camden Legacy                     Scottsdale     AZ         1996          1,067          428   95%            939       0.88
     Camden Pecos Ranch (1)            Chandler       AZ         2001            924          272   95%            854       0.92
     Camden San Paloma                 Scottsdale     AZ       1993/1994       1,042          324   97%          1,031       0.99
     Camden Sierra (1)                 Peoria         AZ         1997            925          288   95%            792       0.86
     Camden Towne Center (1)           Glendale       AZ         1998            871          240   92%            814       0.93
     Camden Vista Valley               Mesa           AZ         1986            923          357   95%            738       0.80
                                       -------------------------------------------------------------------------------------------
          Total Phoenix                             8 Properties                 951        2,433   95%            856       0.90

     Camden Pass                       Tucson         AZ         1984            559          456   92%            490       0.88
     Camden View                       Tucson         AZ         1974          1,026          365   97%            743       0.72
                                       -------------------------------------------------------------------------------------------
          Total Tucson                              2 Properties                 766          821   94%            603       0.79
 =================================================================================================================================
          TOTAL ARIZONA                            10 Properties                 904        3,254   95%            792       0.88

     Camden Crown Valley               Mission Viejo  CA         2001          1,009          380   94%          1,560       1.55
     Camden Harbor View                Long Beach     CA         2004            976          538   90%          2,003       2.05
     Camden Martinique                 Costa Mesa     CA         1986            795          714   92%          1,365       1.72
     Camden Parkside (1)               Fullerton      CA         1972            835          421   95%          1,247       1.49
     Camden Sea Palms                  Costa Mesa     CA         1990            891          138   95%          1,432       1.61
                                       -------------------------------------------------------------------------------------------
          Total Los Angeles/Orange County           5 Properties                 890        2,191   93%          1,537       1.73

     Camden Sierra at Otay Ranch       Chula Vista    CA         2003            962          422   92%          1,509       1.57
     Camden Tuscany                    San Diego      CA         2003            891          160   96%          2,027       2.27
     Camden Vineyards                  Murrieta       CA         2002          1,053          264   94%          1,341       1.27
                                       -------------------------------------------------------------------------------------------
          Total San Diego/Inland Empire             3 Properties                 977          846   93%          1,555       1.59

 =================================================================================================================================
          TOTAL CALIFORNIA                          8 Properties                 914        3,037   93%          1,542       1.69

     Camden Arbors                     Westminster    CO         1986            810          358   96%            867       1.07
     Camden Caley                      Englewood      CO         2000            925          218   97%          1,006       1.09
     Camden Centennial                 Littleton      CO         1985            744          276   94%            832       1.12
     Camden Denver West (1)            Golden         CO         1997          1,015          320   92%          1,201       1.18
     Camden Highlands Ridge            Highlands RanchCO         1996          1,141          342   93%          1,246       1.09
     Camden Interlocken                Broomfield     CO         1999          1,022          340   93%          1,262       1.23
     Camden Lakeway                    Littleton      CO         1997            919          451   92%          1,085       1.18
     Camden Pinnacle                   Westminster    CO         1985            748          224   94%            830       1.11
 =================================================================================================================================
          TOTAL COLORADO                            8 Properties                 926        2,529   94%          1,057       1.14

     Summit Ashburn Farm               Ashburn        VA         2000          1,061          162   94%          1,416       1.33
     Summit Fair Lakes                 Fairfax        VA         1999            996          530   96%          1,525       1.53
     Summit Fallsgrove                 Rockville      MD         2004            996          268   96%          1,456       1.46
     Summit Grand Parc                 Washington     DC         2002            904          105   96%          2,204       2.44
     Summit Lansdowne                  Leesburg       VA         2002          1,006          690   94%          1,352       1.34
     Summit Largo                      Largo          MD         2000          1,042          219   98%          1,620       1.55
     Summit Roosevelt                  Washington     DC         2003            856          198   98%          2,148       2.51
     Summit Russett                    Laurel         MD         2000          1,025          426   94%          1,384       1.35
     Summit Silo Creek                 Washington     DC         2004            971          284   94%          1,335       1.38
 =================================================================================================================================
          TOTAL DC METRO                            9 Properties                 994        2,882   95%          1,506       1.51

     Summit Aventura                   Aventura       FL         1995          1,106          379   97%          1,383       1.25
     Summit Brickell                   Miami          FL         2003            937          405   95%          1,679       1.79
     Summit Doral                      Miami          FL         1999          1,172          260   98%          1,402       1.20
     Summit Doral Villas               Miami          FL         2000          1,253          232   98%          1,440       1.15
     Summit Las Olas                   Ft. Lauderdale FL         2004          1,043          420   95%          1,908       1.83
     Summit Plantation                 Plantation     FL         1997          1,152          502   98%          1,308       1.14
     Summit Portofino                  Pembroke Pines FL         1995          1,307          322   97%          1,274       0.97
                                       -------------------------------------------------------------------------------------------
          Total Southeast Florida                   7 Properties               1,124        2,520   97%          1,496       1.33

     Camden Club                       Longwood       FL         1986          1,077          436   98%            905       0.84
     Camden Landings                   Orlando        FL         1983            748          220   99%            706       0.94
     Camden Lee Vista                  Orlando        FL         2000            937          492   97%            857       0.91
     Camden Renaissance                Altamonte
                                          Springs     FL       1996/1998         899          578   97%            853       0.95
     Camden Reserve                    Orlando        FL       1990/1991         824          526   98%            784       0.95
     Summit Hunter's Creek             Orlando        FL         2000          1,082          270   98%            947       0.88
                                       -------------------------------------------------------------------------------------------
          Total Orlando                             6 Properties                 928        2,522   98%            845       0.91





 CAMDEN                                                                                                            COMMUNITY TABLE
                                                                                                Community Statistics as of 6/30/05

 ---------------------------------------------------------------------------------------------------------------------------------

 (Unaudited)                                                                                                      June 2005
                                                                                                             Market Rental Rates
                                                              Year Placed    Average  Apartment   2Q05 Avg  ----------------------
 Community Name                        City           State   in Service      Size      Homes    Occupancy   Per Home   Per Sq. Ft.
 ---------------------------------------------------------------------------------------------------------------------------------
     Camden Bay                        Tampa          FL       1997/2001         943          760   96%            938       1.00
     Camden Bay Pointe                 Tampa          FL         1984            771          368   97%            711       0.92
     Camden Bayside                    Tampa          FL       1987/1989         748          832   97%            758       1.01
     Camden Citrus Park                Tampa          FL         1985            704          247   96%            679       0.96
     Camden Isles                      Tampa          FL       1983/1985         722          484   96%            679       0.94
     Camden Lakes                      St. Petersburg FL       1982/1983         728          688   96%            707       0.97
     Camden Lakeside                   Brandon        FL         1986            728          228   98%            721       0.99
     Camden Live Oaks                  Tampa          FL         1990          1,093          770   94%            824       0.75
     Camden Preserve                   Tampa          FL         1996            942          276   97%            993       1.05
     Camden Providence Lakes           Brandon        FL         1996          1,024          260   97%            887       0.87
     Camden Westshore                  Tampa          FL         1986            728          278   96%            769       1.06
     Camden Woods                      Tampa          FL         1986          1,223          444   95%            856       0.70
                                       -------------------------------------------------------------------------------------------
          Total Tampa/St. Petersburg               12 Properties                 874        5,635   96%            796       0.91

 =================================================================================================================================
          TOTAL FLORIDA                            25 Properties                 946       10,677   97%            973       1.03

     Summit Brookwood                  Atlanta        GA         2002            906          359   96%          1,371       1.51
     Summit Club at Dunwoody           Atlanta        GA         1997          1,007          324   94%          1,010       1.00
     Summit Deer Creek                 Alpharetta     GA         2000          1,187          292   93%          1,025       0.86
     Summit Lenox                      Atlanta        GA         1965            963          431   87%          1,197       1.24
     Summit Midtown                    Atlanta        GA         2001            953          296   93%          1,194       1.25
     Summit on the River               Duluth         GA         1997          1,103          352   91%            962       0.87
     Summit Peachtree City             Peachtree City GA         2001          1,026          399   94%            958       0.93
     Summit Shiloh                     Kennesaw       GA       1999/2002       1,151          232   92%          1,001       0.87
     Summit St. Clair                  Atlanta        GA         1997            969          336   95%          1,143       1.18
     Summit Stockbridge                Stockbridge    GA         2003          1,009          304   95%            815       0.81
     Summit Sweetwater                 Lawrenceville  GA         2000          1,151          308   95%            966       0.84
 =================================================================================================================================
         TOTAL GEORGIA                            11 Properties                1,031        3,633   93%          1,065       1.03

     Camden Brookside                  Louisville     KY         1987            732          224   92%            679       0.93
     Camden Downs                      Louisville     KY         1975            682          254   94%            593       0.87
     Camden Meadows                    Louisville     KY       1987/1990         746          400   93%            682       0.91
     Camden Oxmoor                     Louisville     KY         2000            903          432   95%            804       0.89
     Camden Prospect Park              Louisville     KY         1990            916          138   94%            773       0.84
 =================================================================================================================================
          TOTAL KENTUCKY                            5 Properties                 795        1,448   94%            711       0.89

     Camden Passage                    Kansas City    MO       1989/1997         832          596   95%            749       0.90
                                       -------------------------------------------------------------------------------------------
          Total Kansas City                         1 Property                   832          596   95%            749       0.90

     Camden Cedar Lakes                Lake St. Louis MO         1986            852          420   97%            656       0.77
     Camden Cove West                  Creve Coeur    MO         1990            828          276   95%            985       1.19
     Camden Cross Creek                St. Louis      MO       1973/1980         947          591   94%            858       0.91
     Camden Taravue                    St. Louis      MO         1975            676          304   96%            603       0.89
     Camden Trace                      Maryland
                                         Height       MO         1972          1,158          372   96%            820       0.71
     Camden Westchase                  St. Louis      MO         1986            945          160   95%            974       1.03
                                       -------------------------------------------------------------------------------------------
          Total St. Louis                           6 Properties                 910        2,123   95%            800       0.88
 =================================================================================================================================
          TOTAL MISSOURI                            7 Properties                 893        2,719   95%            789       0.88

     Camden Bel Air                    Las Vegas      NV       1988/1995         943          528   97%            834       0.88
     Camden Breeze                     Las Vegas      NV         1989            846          320   97%            775       0.92
     Camden Canyon                     Las Vegas      NV         1995            987          200   99%            866       0.88
     Camden Commons                    Henderson      NV         1988            936          376   97%            875       0.94
     Camden Cove                       Las Vegas      NV         1990            898          124   98%            790       0.88
     Camden Del Mar                    Las Vegas      NV         1995            986          560   98%            903       0.92
     Camden Fairways                   Henderson      NV         1989            896          320   98%            865       0.97
     Camden Hills                      Las Vegas      NV         1991            579          184   99%            594       1.03
     Camden Legends                    Henderson      NV         1994            792          113   97%            811       1.02
     Camden Palisades                  Las Vegas      NV         1991            905          624   98%            855       0.94
     Camden Pines (1)                  Las Vegas      NV         1997          1,005          315   98%            882       0.88
     Camden Pointe                     Las Vegas      NV         1996            985          252   98%            847       0.86
     Camden Summit (1)                 Henderson      NV         1995          1,187          234   97%          1,153       0.97
     Camden Tiara (1)                  Las Vegas      NV         1996          1,043          400   98%            928       0.89
     Camden Vintage                    Las Vegas      NV         1994            978          368   96%            851       0.87



 CAMDEN                                                                                                            COMMUNITY TABLE
                                                                                                Community Statistics as of 6/30/05

 ---------------------------------------------------------------------------------------------------------------------------------

 (Unaudited)                                                                                                      June 2005
                                                                                                             Market Rental Rates
                                                              Year Placed    Average  Apartment   2Q05 Avg  ----------------------
 Community Name                        City           State   in Service      Size      Homes    Occupancy   Per Home   Per Sq. Ft.
 ---------------------------------------------------------------------------------------------------------------------------------
     Oasis Bay (1)                     Las Vegas      NV         1990            862          128   96%            820       0.95
     Oasis Crossings (1)               Las Vegas      NV         1996            983           72   99%            829       0.84
     Oasis Emerald (1)                 Las Vegas      NV         1988            873          132   98%            722       0.83
     Oasis Gateway (1)                 Las Vegas      NV         1997          1,146          360   97%            920       0.80
     Oasis Heritage (1)                Las Vegas      NV         1986            950          720   98%            713       0.75
     Oasis Island (1)                  Las Vegas      NV         1990            901          118   98%            749       0.83
     Oasis Landing (1)                 Las Vegas      NV         1990            938          144   98%            808       0.86
     Oasis Meadows (1)                 Las Vegas      NV         1996          1,031          383   98%            822       0.80
     Oasis Palms (1)                   Las Vegas      NV         1989            880          208   97%            792       0.90
     Oasis Pearl (1)                   Las Vegas      NV         1989            930           90   97%            750       0.81
     Oasis Place (1)                   Las Vegas      NV         1992            440          240   97%            580       1.32
     Oasis Ridge (1)                   Las Vegas      NV         1984            391          477   96%            480       1.23
     Oasis Sands                       Las Vegas      NV         1994          1,125           48   97%            840       0.75
     Oasis Sierra (1)                  Las Vegas      NV         1998            922          208   97%            872       0.95
     Oasis Springs (1)                 Las Vegas      NV         1988            838          304   98%            718       0.86
     Oasis Suites (1)                  Las Vegas      NV         1988            404          409   93%            567       1.40
     Oasis Vinings (1)                 Las Vegas      NV         1994          1,152          234   94%            881       0.76
 =================================================================================================================================
          TOTAL NEVADA                             32 Properties                 889        9,193   97%            800       0.90

     Camden Eastchase                  Charlotte      NC         1986            698          220   96%            631       0.90
     Camden Forest                     Charlotte      NC         1989            703          208   94%            660       0.94
     Camden Habersham                  Charlotte      NC         1986            773          240   93%            698       0.90
     Camden Park Commons               Charlotte      NC         1997            859          232   96%            778       0.90
     Camden Pinehurst                  Charlotte      NC         1967          1,147          407   94%            793       0.69
     Camden Timber Creek               Charlotte      NC         1984            706          352   93%            673       0.95
     Summit Ballantyne                 Charlotte      NC         1998          1,053          400   96%            854       0.81
     Summit Cotton Mills               Charlotte      NC         2002            906          180   99%          1,166       1.29
     Summit Creek (1)                  Charlotte      NC         1982            895          260   96%            680       0.76
     Summit Fairview                   Charlotte      NC         1983          1,036          135   98%            817       0.79
     Summit Foxcroft                   Charlotte      NC         1979            940          156   95%            750       0.80
     Summit Grandview                  Charlotte      NC         2000          1,145          266   97%          1,393       1.22
     Summit Green (1)                  Charlotte      NC         1995            939          300   97%            819       0.87
     Summit Hollow (1)                 Charlotte      NC         1979          1,039          232   93%            713       0.69
     Summit Sedgebrook                 Charlotte      NC         1999          1,017          368   95%            767       0.75
     Summit Simsbury                   Charlotte      NC         1985            874          100   99%            797       0.91
     Summit South End Square           Charlotte      NC         2003            883          299   97%          1,137       1.29
     Summit Stonecrest                 Charlotte      NC         2001          1,169          306   94%            982       0.84
     Summit Touchstone                 Charlotte      NC         1986            899          132   96%            754       0.84
                                       -------------------------------------------------------------------------------------------
          Total Charlotte                          19 Properties                 946         4,793  95%            839       0.89

     Camden Glen                       Greensboro     NC         1980            662          304   94%            638       0.96
     Camden Wendover                   Greensboro     NC         1985            795          216   95%            673       0.85
                                       -------------------------------------------------------------------------------------------
          Total Greensboro                          2 Properties                 717          520   94%            653       0.91

     Reunion Park by Summit            Apex           NC       2000/2004         972          420   97%            675       0.69
     Summit Crest                      Raleigh        NC         2001          1,129          438   92%            983       0.87
     Summit Governor's Village         Chapel Hill    NC         1999          1,134          242   93%            974       0.86
     Summit Hill (1)                   Chapel Hill    NC         1991          1,036          411   93%            788       0.76
     Summit Lake                       Apex           NC         1999          1,075          446   96%          1,015       0.94
     Summit Overlook                   Raleigh        NC         2001          1,056          320   96%          1,041       0.99
     Summit Westwood                   Morrisville    NC         1999          1,112          354   96%            929       0.84
                                       -------------------------------------------------------------------------------------------
          Total Raleigh                             7 Properties               1,070        2,631   95%            907       0.85
 =================================================================================================================================
          TOTAL NORTH CAROLINA                     28 Properties                 972        7,944   95%            850       0.87

     Summit Valleybrook                Chadds Ford    PA         2002            992          352   91%          1,288       1.30
 =================================================================================================================================
          TOTAL PENNSYLVANIA                        1 Property                   992          352   91%          1,288       1.30

     Camden Briar Oaks                 Austin         TX         1980            711          430   92%            683       0.96
     Camden Huntingdon                 Austin         TX         1995            903          398   96%            875       0.97
     Camden Laurel Ridge               Austin         TX         1986            702          183   95%            690       0.98
     Camden Ridge View                 Austin         TX         1984            859          167   95%            788       0.92
     Camden Ridgecrest                 Austin         TX         1995            851          284   95%            831       0.98
     Camden Woodview                   Austin         TX         1984            644          283   94%            679       1.05
                                       -------------------------------------------------------------------------------------------
          Total Austin                              6 Properties                 780        1,745   94%            761       0.98

     Camden Breakers                   Corpus Christi TX         1996            868          288   93%            836       0.96
     Camden Copper Ridge               Corpus Christi TX         1986            775          344   97%            634       0.82
     Camden Miramar (2)                Corpus Christi TX         1994            468          778   66%            785       1.67
                                       -------------------------------------------------------------------------------------------
          Total Corpus Christi                      3 Properties                 625        1,410   95%            758       1.21




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


 CAMDEN                                                                                                            COMMUNITY TABLE
                                                                                                Community Statistics as of 6/30/05

 ---------------------------------------------------------------------------------------------------------------------------------

 (Unaudited)                                                                                                      June 2005
                                                                                                             Market Rental Rates
                                                              Year Placed    Average  Apartment   2Q05 Avg  ----------------------
 Community Name                        City           State   in Service      Size      Homes    Occupancy   Per Home   Per Sq. Ft.
 ---------------------------------------------------------------------------------------------------------------------------------
     Camden Addison (1)                Addison        TX         1996            942          456   94%            924       0.98
     Camden Buckingham                 Richardson     TX         1997            919          464   97%            875       0.95
     Camden Centreport                 Ft. Worth      TX         1997            910          268   94%            854       0.94
     Camden Cimarron                   Irving         TX         1992            772          286   98%            847       1.10
     Camden Farmers Market             Dallas         TX         2001            916          620   91%          1,167       1.27
     Camden Gardens                    Dallas         TX         1983            652          256   95%            650       1.00
     Camden Glen Lakes                 Dallas         TX         1979            877          424   96%            803       0.92
     Camden Highlands                  Plano          TX         1985            816          160   98%            692       0.85
     Camden Lakeview                   Irving         TX         1985            853          476   93%            676       0.79
     Camden Legacy Creek               Plano          TX         1995            831          240   98%            829       1.00
     Camden Legacy Park                Plano          TX         1996            871          276   98%            849       0.97
     Camden Oaks                       Dallas         TX         1985            730          446   92%            689       0.94
     Camden Oasis                      Euless         TX         1986            548          602   95%            608       1.11
     Camden Place                      Mesquite       TX         1984            772          442   96%            663       0.86
     Camden Ridge                      Ft. Worth      TX         1985            829          208   95%            663       0.80
     Camden Springs                    Dallas         TX         1987            713          304   97%            654       0.92
     Camden Terrace                    Ft. Worth      TX         1984            848          340   91%            656       0.77
     Camden Towne Village              Mesquite       TX         1983            735          188   99%            679       0.92
     Camden Trails                     Dallas         TX         1984            733          264   94%            637       0.87
     Camden Valley Creek               Irving         TX         1984            855          380   95%            719       0.84
     Camden Valley Park                Irving         TX         1986            743          516   95%            727       0.98
     Camden Valley Ridge               Irving         TX         1987            773          408   92%            651       0.84
     Camden Westview                   Lewisville     TX         1983            697          335   95%            668       0.96
                                       -------------------------------------------------------------------------------------------
          Total Dallas/Ft. Worth                   23 Properties                 798        8,359   95%            760       0.95

     Camden Baytown                    Baytown        TX         1999            844          272   96%            748       0.89
     Camden Creek                      Houston        TX         1984            639          456   93%            642       1.01
     Camden Crossing                   Houston        TX         1982            762          366   94%            633       0.83
     Camden Greenway                   Houston        TX         1999            861          756   97%          1,019       1.18
     Camden Holly Springs (1)          Houston        TX         1999            934          548   94%            954       1.02
     Camden Midtown                    Houston        TX         1999            843          337   98%            997       1.18
     Camden Oak Crest                  Houston        TX         2003            870          364   96%            962       1.11
     Camden Park (1)                   Houston        TX         1995            866          288   95%            864       1.00
     Camden Steeplechase               Houston        TX         1982            748          290   92%            649       0.87
     Camden Stonebridge                Houston        TX         1993            845          204   97%            843       1.00
     Camden Sugar Grove (1)            Stafford       TX         1997            917          380   97%            888       0.97
     Camden Vanderbilt                 Houston        TX       1996/1997         863          894   98%          1,076       1.25
     Camden West Oaks                  Houston        TX         1982            726          671   91%            616       0.85
     Camden Wilshire                   Houston        TX         1982            761          536   89%            616       0.81
     Camden Wyndham                    Houston        TX       1978/1981         797          448   92%            589       0.74
                                       -------------------------------------------------------------------------------------------
          Total Houston                            15 Properties                 818        6,810   94%            826       1.01

 =================================================================================================================================
          TOTAL TEXAS                              47 Properties                 790       18,324   95%            785       0.99

 =================================================================================================================================
 TOTAL PROPERTIES                                 191 Properties                 895       65,992   95%            919       1.03
 =================================================================================================================================

 (1) Communities owned through investment in joint venture.
 (2) Miramar is a student housing community which is excluded from total occupancy numbers.



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